SECURITIES AND EXCHANGE COMMISSION
                                         WASHINGTON, D.C. 20549

                                               FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     / /
                                                                            --

         Pre-Effective Amendment No.                                        / /
                                     -------                                --


         Post-Effective Amendment No.   21                                  /X/
                                      -------                               --


                                         and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             / /
                                                                            --


         Amendment No.    22                                                /X/
                       -------                                              --


               PC&J PERFORMANCE FUND - File Nos. 2-87490 and 811-3906
--------------------------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

300 Old Post Office, 120 West Third Street, Dayton, Ohio       45402
-------------------------------------------------------------------------------
        (Address of Principal Executive Offices)            (Zip Code)

Registrant's Telephone Number, including Area Code:    937/223-0600
                                                       ------------

James M. Johnson, 300 Old Post Office, 120 West Third Street, Dayton, Ohio 45402
--------------------------------------------------------------------------------
                 (Name and Address of Agent for Service)


Copy to: Donald S. Mendelsohn, Thompson Hine L.L.P., 312 Walnut St., 14th
         Floor , Cincinnati, Ohio 45202



Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:


/ / immediately upon filing pursuant to paragraph (b)
/x/ on (May 1, 2002) pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/_/ 75 days after filing pursuant to paragraph (a)(2)
/_/ on (date) pursuant to paragraph (a)(2) of Rule 485



If appropriate, check the following box:

/_/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                   PROSPECTUS

                                                    May 1, 2002





                                                PC&J PERFORMANCE FUND

                                                   A No-Load Fund


                                                 300 Old Post Office
                                                120 West Third Street
                                                 Dayton, Ohio 45402
                                                 www.pcjinvest.com



                              Investment Adviser: Parker Carlson & Johnson, Inc.



                                                INVESTMENT OBJECTIVE

The investment objective of PC&J Performance Fund is long-term growth of capital through investment in common stocks.


                                                 IMPORTANT FEATURES

                                            Investment for Capital Growth
                                     No Sales Commissions or Withdrawal Charges
                                               Professional Management
                                                   Diversification







These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                 TABLE OF CONTENTS


                                                                           Page


RISK/RETURN SUMMARY OF THE FUND...............................................3

FEE TABLE.....................................................................6

FINANCIAL HIGHLIGHTS..........................................................7

INVESTMENT ADVISER............................................................8

DESCRIPTION OF SHARES AND TAXES...............................................8

HOW TO INVEST IN THE FUND.....................................................9

HOW TO REDEEM YOUR INVESTMENT................................................11

DETERMINATION OF SHARE PRICE.................................................12

PRIVACY POLICY...............................................................13

FOR MORE INFORMATION.........................................................14

RISK/RETURN SUMMARY OF THE FUND

1        WHAT IS THE  INVESTMENT  OBJECTIVE  OF THE  FUND?  The Fund  seeks long-term growth of capital through investment in common stocks. Current income is of secondary importance.

2. WHAT IS THE MAIN INVESTMENT STRATEGY OF THE FUND? The portfolio manager maintains a diversified portfolio of common stocks. Each stock is selected on the basis of potential growth in earnings and cash flow that will enable the stock to appreciate in value over time.

     The Fund also seeks to achieve its objective through the purchase and sale of publicly traded index products (also known as "exchange traded funds", or "ETFs"). Index products own common stocks included in a particular index and changes in the price of the index product track the movement of the associated index relatively closely. Index products include S&P
     Depositary  Receipts  ("SPDRs"),   DIAMONDS,  NASDAQ  100 Depositary
     Receipts and other similar instruments. SPDRs are shares of a publicly traded unit investment trust that owns the stocks included in the S&P 500 Index. The price and dividend yield of the SPDRs track the movement of the S&P 500 Index relatively closely, before deducting expenses. DIAMONDS and NASDAQ 100 Depositary Receipts are similar to SPDRs, but own the securities consisting of all the stocks of the Dow Jones Industrial Average and the NASDAQ 100 Index, respectively.



3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? The biggest risk is that the Fund's returns may vary, and you could lose money. If you are considering investing in the Fund, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings.


     Common stocks (including ETFs) tend to be more volatile than other investment choices. The stock price of a particular company might decrease in value in response to the company's activities and financial prospects or in response to general market and economic conditions.

     The Fund may focus its investments in a particular sector, such as technology stocks. If the Fund's portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.


     The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease.

     To the extent the Fund invests in ETFs, the Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF, in addition to the fees and expenses paid directly by the Fund. The Fund would incur higher expenses, many of which may be duplicative.


4. WHO IS THE FUND DESIGNED FOR? The PC&J Performance Fund is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.






The following information illustrates how the Fund's performance has varied over time and provides an indication of the risks of investing in the Fund. The bar chart depicts the change in performance from year-to-year during the period indicated. The tables compare the Fund's average annual returns for the periods indicated to a broad-based securities market index. Of course, past performance (before and after taxes)cannot predict or guarantee future results.



THE PC&J PERFORMANCE FUND


A BAR CHART showing Annual Total Returns for the Fund from 1992 through 2001:


1992     8.04%
1993    14.25%
1994     0.77%
1995    22.74%
1996    19.80%
1997    35.58%
1998    31.77%
1999    17.03%
2000   -12.80%
2001   -17.74%

A bar of proportionate size represents each percentage with the actual total return printed above the bar.



Best Quarter       31.16% for the quarter ended 12/31/98
Worst Quarter     -19.07% for the quarter ended 9/30/01

                                    Average Annual Total Return
                                    For the periods ended 12/31/01



                                               1 YEAR   5 YEARS  10 YEARS
                                               ------   -------  --------


Return Before Taxes                           -17.74%     8.44%    10.62%

Return After Taxes on                         -17.74%     7.55%     8.86%
Distributions1

Return After Taxes on                         -10.80%     7.08%     8.33%
Distributions and Sale of Fund Shares1

S&P 500 Index2                                -11.90%    10.70%    12.94%
(reflects no deduction for fees,
expenses, or taxes)


1 Returns after taxes are calculated using the historical highest individual f ederal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
----------------------------------------------------------

Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)                                          0%

Maximum Sales Load Imposed on Reinvested
Dividends (as a percentage of offering
price)                                                                       0%

Deferred Sales Load (as a percentage
of original purchase price or redemption
proceeds, as applicable)                                                     0%

Redemption Fees (as a percentage of
amount redeemed, if applicable)                                              0%

Exchange Fee                                                                 0%

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)


     Management Fees                                                      1.00%


     Distribution (12b-1) Fees                                               0%


     Other Expenses                                                        .50%
                                                                          -----


     Total Fund Operating Expenses                                        1.50%
                                                                          =====



The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Actual expenses may be greater or less than those shown.

Example                        1 Year     3 Years     5 Years     10 Years
-------                        ------     -------     -------     --------

You would pay the
following expenses on
a $10,000 investment,
assuming (1) 5% annual
return and (2) redemption
at the end of each time

period:                         $153        $474        $818       $1,791

FINANCIAL HIGHLIGHTS

The information contained in the table below is for the years ended December 31, 2001, 2000, 1999, 1998, and 1997. Such information has been derived from data contained in financial statements audited by Deloitte & Touche, LLP, independent auditors, and should be read in conjunction with the financial statements incorporated by reference in the Fund's Statement of Additional
Information.   The  Fund's  Annual  Report  contains  additional  performance information and will be made available upon request and without charge.

------------------------------------------------------------------------------------------------------------------------


Selected Data for Each Share of Capital                             For The Years Ended December 31,
Stock Outstanding Throughout the Year                2001          2000           1999          1998          1997


                                                 -----------------------------------------------------------------------


Net asset value-beginning of year                    $31.63        $39.41         $34.23        $27.01        $21.11

                                                 ------------- -------------- ------------- ----------------------------


Income from investment operations:
     Net investment income (loss)                     (0.11)        (0.16)         (0.18)        (0.11)        (0.03)
     Net realized and unrealized
       gain (loss) on securities                      (5.50)        (4.86)          6.01          8.69          7.54

                                                 ------------- -------------- ------------- ----------------------------


Total from investment operations                      (5.61)        (5.02)          5.83          8.58          7.51

                                                 ------------- -------------- ------------- ----------------------------


Less dividends:
     From net investment income                       (0.00)        (0.00)         (0.00)        (0.00)        (0.00)
     From net realized gain
       on investments                                 (0.00)        (2.76)         (0.65)        (1.36)        (1.61)

                                                 ------------- -------------- ------------- ----------------------------


Total dividends                                       (0.00)        (2.76)         (0.65)        (1.36)        (1.61)

                                                 ------------- -------------- ------------- ----------------------------


Net asset value-end of year                          $26.02        $31.63         $39.41        $34.23        $27.01

                                                 ============= ============== ============= ============================




Total return                                         (17.74%)      (12.80%)        17.03%        31.77%        35.58%


Ratios to average net assets
     Expenses                                         1.50%         1.50%          1.50%          1.50%         1.50%
     Net investment income                           (0.38%)       (0.44%)        (0.52%)        (0.38%)       (0.12%)

Portfolio turnover rate                               57.58%        35.40%         23.72%        25.60%        22.44%


Net assets at end of year (000's)                    $46,094        $56,084       $63,003       $48,832        $37,453


INVESTMENT ADVISER

The Fund has entered into an Investment Advisory Agreement with Parker Carlson & Johnson, Inc., 300 Old Post Office, 120 West Third Street, Dayton, Ohio (the "Adviser") in which the Adviser has agreed to provide the Fund with continuous investment advice, including management of the Fund's portfolio securities. The Adviser was organized in 1982 and has been the only investment adviser of the Fund.

The Adviser is also the investment adviser to the PC&J Preservation Fund and to various individual, business and pension fund clients and is registered under the Investment Advisers Act of 1940. All officers of the Adviser are members of the Financial Analysts Federation, and James M. Johnson and Kathleen Carlson are Chartered Financial Analysts.


As compensation for the investment advice, the Fund paid the Adviser a fee, for the year ended December 31, 2001, equal to 1.00% of the average daily net asset value of the Fund.


Performance information for the Fund is contained in the Fund's annual report, which will be made available upon request and without charge.

The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund.


Portfolio Manager

James M. Johnson is primarily responsible for the day to day management of the Fund's portfolio and has been since the Fund's inception December 23, 1983). Mr. Johnson has been the Secretary of the Adviser since September 1982 and Secretary and a Trustee of the Fund since its inception.


Temporary Defensive Strategy

The Fund may invest all or a portion of its assets for temporary defensive purposes in U.S. Treasury bills or other cash equivalents and in interest bearing checking accounts, including those of the custodian. Under normal circumstances, such short-term investments are expected to represent only a nominal portion of the Fund's total assets. To the extent that the Fund takes such temporary defensive measures, there can be no assurance that the Fund's investment objective will be obtained.


DESCRIPTION OF SHARES AND TAXES

Ownership records of shares are maintained by the Fund's transfer agent, PC&J Service Corp. (an affiliated company of the Adviser), which confirms purchase and sale of shares and dividend and capital gain distributions. Certificates representing shares will not be issued.

The Fund will distribute to its shareholders an annual dividend that will consist of the Fund's net income and net realized capital gains. The dividend will be paid only in additional shares and not in cash. For federal income tax purposes, the portion of the dividend that consists of net income and net short-term capital gains istaxable to shareholders as ordinary income. The portion of the dividend that consists of net long-term capital gains is taxable to shareholders at long-term capital gain rates. It is important for shareholders to remember that the tax consequences described in this section apply to dividends even though they are paid in additional shares and not in cash.

Distributions you receive from the Fund's net long-term capital gains in excess of its net short-term capital losses (also called "net capital gains") are generally taxable to you at the long-term capital gains rate. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if the value of your shares has increased above their cost basis since you bought them. Any loss ecognized on the sale of a share held for less than six months is treated as long-term capital loss to the extent of any net capital gain distributions made with respect to such share.


The Fund will mail a Form 1099 annually to shareholders which will include the total dividend paid, the amount of the dividend subject to federal income taxes as ordinary income and the amount of the dividend subject to long-term capital gain tax rates. The Fund anticpates that its distributions will generally consist of capital gains. Dividend distributions may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about federal, state or local taxes they may be required to pay on their dividends.

Shareholders should direc all inquiries concerning the purchase or sale of shares to the Fund. All other questions should be directed to PC&J Service Corp. in writing at 120 W. Third St., Suite 300, Dayton, Ohio 45402 or by telephoning 888-223-0600.



HOW TO INVEST IN THE FUND


You may purchase shares of the Fund on any business day the New York Stock Exchange is open. The minimum initial investment is $1,000 ($2,000 for tax deferred retirement plans). There is no required minimum subsequent investment. The purchase price for shares will be the net asset value per share next determined after the order is received. (See "Determination of Share Price.") There is no sales charge or commission.

The Fund reserves the right to refuse to sell to any person. If a purchaser's check is returned to the custodian as uncollectible, the purchase order is subject to cancellation and the purchaser will be responsible for any loss incurred by the Fund.



Initial Investment By Mail


You may purchase shares of the Fund by mail, in at least the minimum amount, by submitting a check payable to the order of "PC&J Mutual Funds" (please indicate that you wish to invest in the PC&J Performance Fund) and a completed and signed new account application, which accompanies this Prospectus, to PC&J Service Corp at the following address:


                  PC&J Mutual Funds
                  c/o PC&J Service Corp.
                  120 West Third Street, Suite 300
                  Dayton, Ohio 45402-1819



Initial Investment By Wire

You may purchase shares of the Fund by wire, in at least the minimum amount, by:

o        first completing and signing the new account application;
o telephoning (888-223-0600) the information contained in the new account application to the Fund;
o mailing the completed and signed new account application to PC&J Service Corp. at the address set forth in the preceding paragraph;

o        instructing  your  bank to wire  federal  funds to the  custodian.
         (Your  bank may  charge  you a fee for sending such a wire.)



Effective Date of Purchase


Your initial purchase of the Fund's shares will be effective on the date that the Fund receives the properly completed new account application and either the accompanying check or confirmation from the custodian that the custodian has received the wire transfer. The Fund's transfer agent, PC&J Service Corp., will mail you a confirmation of your initial investment.



Subsequent Investments

You may purchase additional shares of the Fund by:

o first providing the Fund, by mail or by telephone, the necessary information concerning the name of your account and account number;

o subsequently making the necessary payment, either by check (to PC&J Service Corp.) or wire transfer (to the custodian).

Your purchase of additional shares of the Fund will be effective on the date that the check or wire transfer is received. PC&J Service Corp. will mail you a confirmation of each subsequent investment.



Other Purchase Information

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. If you purchase or sell shares through a broker-dealer or other financial institution, you may be charged a fee by that institution. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds' transfer agent.





HOW TO REDEEM YOUR INVESTMENT

You may sell shares of the Fund without charge at the net asset value next determined after the Fund receives your properly completed written request for redemption. The Fund will pay you for the shares you sell within 7 days of receiving your redemption request. However, the Fund will pay for redemptions of shares originally purchased by check only after the check has been collected, which normally occurs within fifteen days. The Fund further reserves the right to delay payment for the redemption of shares until the Fund has received the properly completed new account application with respect to such shares.

You may sell shares of the Fund on each day that the Fund is open for business by sending a written redemption request to the Fund. The written request must be signed by each shareholder, including each joint owner, exactly as the name appears on the Fund's account records. The redemption request must state the number or dollar amount of shares to be redeemed and your account number. For the protection of shareholders, additional documentation may be required from individuals, corporations, partnerships, executors, trustees and other fiduciaries.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to redeem all shares of any account on sixty days' written notice if the net asset value of the account, due to a redemption, is less than $5,000 ($1,000 for tax deferred retirement plans), or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his shares to the minimum amount within the sixty-day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund. It is anticipated that the redemption provisions of the preceding sentence would be used only to preserve the tax status of the Fund or to close the Fund.

The Fund may suspend the right of redemption or may delay payment as follows:

o during any period the New York Stock Exchange is closed other than for customary weekend and holiday closings;
o when trading on the New York Stock Exchange is restricted, or an emergency exists (as determined by the rules and regulations of the Securities and Exchange Commission) so that disposal of the securities held in the Fund or determination of the net asset value of the Fund is not reasonably practicable;
o for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders.




DETERMINATION OF SHARE PRICE

On each day that the Fund is open for business, the net asset value of the shares is determined as of 4:00 P.M., Dayton, Ohio time. The Fund is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value might be materially affected. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including estimated accrued expenses) by the total number of shares then outstanding.

All portfolio securities are valued on the following basis:

o securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued;
o securities traded in the over-the-counter market are valued at either the mean between the bid and ask prices or the last sale price as one or the other may be quoted by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") as of the close of business on the day the securities are being valued;

o securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to the review of the Board of Trustees of the Fund.


The share price of the Fund will fluctuate with the value of its portfolio securities.

                                                  PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:
o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

Shareholder inquiries regarding the Fund can be made to:

PC&J Performance Fund
120 West Third St.
Suite 300
Dayton, Ohio 45402

Telephone: 888-223-0600



Several additional sources of information are available to you. The Fund's Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.


Call the Fund at 888-223-0600 to request copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

You may review and copy information about the Fund (including SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.









Investment Company Act # 811-03906














                                         STATEMENT OF ADDITIONAL INFORMATION

                                                   May 1, 2002



                                                PC&J PERFORMANCE FUND

                                                   A No-Load Fund

                                                 300 Old Post Office
                                                120 West Third Street
                                                 Dayton, Ohio 45402
                                                 www.pcjinvest.com




This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus f the Fund dated May 1, 2002
(the "Prospectus"). This Statement of Additional Information incorporates by reference the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001. The Prospectus and Annual Report are available upon request and without charge by calling the Fund at 888-223-0600. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.


                                         TABLE OF CONTENTS
                                                                           Page

INVESTMENT OBJECTIVE AND POLICIES.............................................2
---------------------------------
         Fundamental..........................................................2
         -----------
         Non-Fundamental......................................................3
         ---------------
         Equity Securities....................................................4
         -----------------
         State Restrictions...................................................4
         ------------------

PERFORMANCE INFORMATION.......................................................5
-----------------------

ORGANIZATION AND OPERATION OF THE FUND........................................7
--------------------------------------
         Principal Holders of Equity Securities...............................9
         --------------------------------------
         Investment Adviser...................................................9
         ------------------
         Manager and Transfer Agent..........................................10
         --------------------------
         Custodian...........................................................11
         ---------
         Auditors............................................................11
         --------

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION..............................11
-----------------------------------------------

DESCRIPTION OF SHARES AND TAXES..............................................12
-------------------------------

FINANCIAL STATEMENTS.........................................................12
--------------------

INVESTMENT OBJECTIVE AND POLICIES

Fundamental

The investment limitations described below have been adopted by the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67%
or more of the outstanding   shares of the Fund  present  at a meeting,  if the
holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental ("Non-Fundamental").

..........1.       Borrowing  Money.  The Fund will not borrow  money, except
(a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

..........2.       Senior  Securities. The Fund will not issue senior securities.
This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder, or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

..........3.       Underwriting.  The Fund  will not act as  underwriter  of
securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

..........4.       Real  Estate.  The  Fund  will  not purchase or sell  real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities, or investing in companies which are engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

..........5.       Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

..........6.       Loans.  The  Fund  will  not  make  loans  to other  persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

..........7.       Concentration.  The Fund will  ot invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S.government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. It is the current position of the Securities and Exchange Commission ("SEC") staff that the provisions of this paragraph do not apply to a fund's borrowing policy (paragraph 1 above). As long as the SEC staff maintains that position, the Fund will not apply the provisions to its borrowing policy.

Notwithstanding the concentration limitation in paragraph 7, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in any concentration prohibited by said paragraph 7, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitation imposed by said paragraph 7 above as of the date of consummation.



Non-Fundamental

The following limitations have been adopted by the Fund and are Non-Fundamental.

..........1.       Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

..........2.       Margin  Purchases.  The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

..........3.       Options.  The Fund  will not  purchase or sell  puts,  calls, options or straddles except as described in the Prospectus and the Statement of Additional Information.

..........4.       Short  Sales.  The Fund  will not  effect  short  sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

..........5.       Illiquid  Investments.  The Fund will not invest more than 15%
of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

..........6.       Securities  Affiliated  with  Trustees.  The Fund will not invest in securities of a company that is affiliated with a Trustee by reason of employment or by representation of the Trustee on the company's Board of Directors.



Equity Securities

In addition to common stock, the Fund may invest in various index products such as S&P Depositary Receipts ("SPDRs"), DIAMONDS and other exchange traded funds. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company which was established to own the stocks included in the S&P 500 Index. The price and dividend yield of SPDRs track the movement of the S&P 500 Index relatively closely. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. Index products also include S&P MidCap 400 Depositary Receipts and Nasdaq-100 Shares. These products invest in smaller capitalization companies and are subject to the risks associated with smaller companies. The Fund will indirectly bear its proportionate share of any fees and expenses paid by the index products in which it invests in addition to the fees and expenses payable directly by the Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. Overall stock market risks may affect the value of index products. For example, if the general level of stock prices falls, so will the value of the SPDR because it represents an interest in a broadly diversified stock portfolio.



State Restrictions

To comply with the current blue-sky regulations of the State of Ohio, the Fund presently intends to observe the following restrictions, which may be changed by the Board of Trustees without shareholder approval.

The Fund will not purchase or retain securities of any issuer if the Trustees and officers of the Fund or of the Adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities. The Fund will not purchase securities issued by other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund will not borrow (other than by entering into reverse repurchase agreements), pledge, mortgage or hypothecate more than one-third of its total assets.
In addition, the Fund will engage in borrowing (other than reverse repurchase agreements) only for emergency or extraordinary purposes and not for leverage. The Fund will not invest more than 15% of its total assets in securities of issuers which, together with any predecessors, have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.

Other Information

As a diversified company, at least 75% of the Fund's assets must be invested in the following:

o........securities  whereby no single stock exceeds 5% of the value of the total assets of the fund and the Fund does not own greater than 10% of the outstanding voting securities of the particular company;
o        cash and cash equivalents;
o        government securities;
o        securities of other investment companies.


PERFORMANCE INFORMATION

The Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         P(1+T)n=ERV

Where:   P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period.

"Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                                      P(1+T)n=ATVD

Where:   P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
         distributions)
                  n        =        number of years
                  ATVD              ending value at the end of the applicable
                                    period of the hypothetical $1,000
                                    investment made at the beginning of the
                                    applicable period, after taxes on fund
                                    distributions but not after taxes on
                                    redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

"Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                                      P(1+T)n=ATVDR

Where:   P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
         distributions and redemption)
                  n        =        number of years
                  ATVDR             ending value at the end of the applicable
                                    period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and that a complete redemption occurs at the end of the applicable period.


The following table provides information regarding the Fund's performance (for the periods ended December 31, 2001):

                                                1 Year     5 Years     10 Years
                                                           -------     --------
Average Annual Total Return                    -17.74%      8.44%       10.62%
Average Annual Total Return After Taxes on     -17.74%      7.55%        8.86%
Distributions
Average Annual Total Return After Taxes on     -10.80%      7.08%        8.33%
Distributions and Redemption


The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. For example, the Fund's performance may be compared to that of the Standard & Poor's 500 Stock Index, the Lehman Composite and the Dow Jones Industrial Average. The investment performance figures for the Fund and the indices will include reinvestment of dividends and capital gains distributions.

The Fund may include in advertisements data comparing performance with other mutual funds as reported in non-related investment edia, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Money, Investor's Business Daily, Barron's, Fortune or Business Week). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. The Fund may also list its portfolio holdings in advertisements. The Fund's annual report contains additional performance information that will be made available upon request and without charge.


ORGANIZATION AND OPERATION OF THE FUND

The Fund is a diversified, open-end management investment company organized as an Ohio business trust on October 26, 1983. The responsibility for management of the Fund is vested in its Board of Trustees. The Board of Trustees, among other things, is empowered by the Fund's Declaration of Trust to elect officers of the Fund and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management.

The following table provides information regarding each officer of the Fund and each Trustee who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940.


                                Position Held      Principal Occupation(s)
Name, Address and Age           With Fund          During Past five years

Leslie O. Parker III (1)        President and      Portfolio Manager with the
300 Old Post Office             Trustee since      Adviser since September 1982
120 West Third Street           1985
Dayton, Ohio 45402
Year of Birth: 1940

Kathleen A. Carlson, CFA (1)    Treasurer and      Portfolio Manager with the
300 Old Post Office             Trustee since      Adviser since September 1982
120 West Third Street           1985
Dayton, Ohio 45402
Year of Birth: 1955

James M. Johnson, CFA (1)       Secretary and      Portfolio Manager with the
300 Old Post Office             Trustee since      Adviser since September 1982
120 West Third Street           1985
Dayton, Ohio 45402
Year of Birth: 1952

(1) The Fund's President, Treasurer and Secretary are the Chairman, President and Treasurer, and Secretary, respectively, of the Adviser and own in the aggregate a controlling interest in the Adviser and PC&J Service Corp., the Fund's transfer agent.

The following table provides information regarding each Trustee who is a "disinterested person" of the Fund, as defined in the Investment Company Act of 1940.

                                 Position Held      Principal Occupation(s)
Name, Address and Age            With Fund          During Past five years

Donald N. Lorenz                 Trustee since      Retired since December 1998;
26 Misty Morning Drive           1987               from December 1980 to
Hilton Head Island, S.C. 29926                      December 1998, Vice
Year of Birth: 1935                                 President-Finance and
                                                    Treasurer, Price Brothers
                                                    Company (concrete pipe
                                                    products)

Thomas H. Rodgers                Trustee since      Since July 1986, Vice
World Headquarters Blvd.         1989               President-General Counsel
Troy, Ohio 45373                                    and Secretary, Premark
Year of Birth: 1944                                 International, Inc. Food
                                                    Equipment Group

Each of the foregoing Trustees also is a Trustee of the PC&J Preservation Fund. Each Trustee serves until such Trustee dies, resigns, retires or is removed. Each officer serves a one-year term, voted annually at the December board meeting, for the year following. None of the Trustees holds any other directorships with companies registered under either the Securities and Exchange Act or the Investment Company Act.



As of April 23, 2002, all Trustees and officers of the Fund as a group owned 2.62% of the outstanding shares of the Fund.



The Fund's Trustees have appointed an Audit Committee, composed of Kathleen Carlson, Donald Lorenz and Thomas Rodgers, to review the financial reporting process, the system of internal control, the audit process, and the Fund's process for monitoring compliance with investment restrictions and applicable laws and regulations. The Committee met two times during the year ended
 December 31, 2001.


The equity securities beneficially owned by each of the Trustees of the Fund at December 31, 2001 is set forth in the following table:




                                                                                Aggregate Dollar Range of Equity
                                         Dollar Range of                        Securities in the Fund and the PC&J
                                         Equity Securities                      Preservation Fund
      Name                               in the Fund
Leslie O. Parker                         Over $100,000                          Over $100,000
Kathleen A. Carlson                      Over $100,000                          Over $100,000
James M. Johnson                         Over $100,000                          Over $100,000
Donald N. Lorenz                         None                                   $10,001-$50,000
Thomas H. Rodgers                        Over $100,000                          Over $100,000


The compensation paid to the Trustees of the Fund for the year ended December 31, 2001 is set forth in the following table:



                                                     Pension or           Estimated            Total
                                                     Retirement           Annual               Compensa-
                                 Aggregate           Accrued As           Benefits             tion From
                                 Compensa-           Part of              Upon                 Fund
                                 tion From           Fund                 Retirement           Complex
      Name                       Fund                Expenses

Leslie O. Parker, III                 $0                  $0                  $0                 $0

Kathleen A. Carlson                   $0                  $0                  $0                 $0

James M. Johnson                      $0                  $0                  $0                 $0

Donald N. Lorenz                    $300                  $0                  $0               $600

Thomas H. Rodgers                   $300                  $0                  $0               $600



The Fund and PC&J Preservation Fund are the two investment companies in the PC&J Mutual Funds complex. They have identical Boards of Trustees, and Board and committee meetings of both Funds are held at the same time. Although the fees paid to Trustees are expenses of the Funds, PC&J Service Corp. makes the actual payment pursuant to its management agreements with the Funds, which obligate PC&J Service Corp. to pay all of the operating expenses of the Funds (with limited exceptions). See "Manager and Transfer Agent."



Principal Holders of Equity Securities


The following table sets forth each person or group known to the Fund to be the record or beneficial owner of five percent (5%) or more of the Fund's shares as of April 23, 2002:



         [NONE.]



Investment Adviser



For the Fund's fiscal years ended December 31, 1999, 2000, and 2001 the Adviser was paid $560,016, $628,664, and $494,676 respectively, under the Investment Advisory Agreement.


The Adviser and PC&J Service Corp., as manager, jointly and severally have agreed to reimburse the Fund (up to the amount of the respective fee received by Adviser or PC&J Service Corp.) for the aggregate expenses of the Fund during any fiscal year which exceed the limits prescribed by any state in which the shares of the Fund are registered for sale. Currently, the most stringent limitation provides that annual expenses of the Fund, including investment advisory and management fees but excluding interest, taxes, brokerage commissions and extraordinary expenses, shall not exceed 2.0% of the first $10 million of the Fund's average net assets and 1.5% of average net assets in excess of $10 million. The Fund's expenses have never exceeded the foregoing limitations.

The Agreement was renewed by the Board at a meeting held on February 7, 2002. In determining whether to approve the Agreement, the Trustees reviewed the Advisor's balance sheet dated as of December 31, 2001 and the income statement for the year ended December 31, 2001. The Trustees reviewed reports regarding the performance of the Fund as compared to the S&P 500 and the Lipper Large-Cap Growth Fund category. The Trustees also reviewed the performance and expense ratios of the Fund as compared to other funds with similar objectives and asset levels, including a review of the Lipper Quarterly Equity Fund Performance Analysis. In addition, the Trustees reviewed a report on use of the Fund brokerage as a "soft dollar" payment for research and discussed the benefits of the soft dollar arrangements to the Advisor. The Trustees discussed the nature and quality of the services to be provided by the Advisor, and the "disinterested person" Trustees met separately with legal counsel. Based upon the information provided, it was the Board's consensus that the fee to be paid to the Advisor pursuant to the Agreement was reasonable, that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the renewal of the Agreement was in the best interest of the Fund's shareholders.



Manager and Transfer Agent

The Fund has entered into a Management and Transfer Agent Agreement ("Management Agreement") with PC&J Service Corp., 300 Old Post Office, 120 West Third Street, Dayton, Ohio ("Service Corp."). Service Corp. has agreed to manage the Fund's business affairs, exclusive of investment advice provided by Adviser, and to serve as its transfer and dividend-disbursing agent. Service Corp. pays all expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses and fees payable under the Investment Advisory Agreement and Management Agreement, all of which are payable by the Fund).

These expenses include, but are notlimited to, costs of furnishing documents to shareholders and regulatory agencies, registration and filing fees, legal, auditing, and custodian fees. Service Corp. pays the expenses of shareholders' and Trustees' meetings and any fees paid to Trustees who are not interested persons of the Adviser. Service Corp. was organized in October 1983, and its officers and directors are identical to those of the Adviser.


As compensation for the overall management, transfer and dividend disbursing agent services and payment of the foregoing expenses, the Fund will pay Service Corp. a monthly fee, accrued daily, based on an annual rate of .5% of the daily net asset value of the Fund.



For the Fund's fiscal years ended December 31, 1999, 2000, and 2001 Service Corp. was paid $280,009, $314,332, and $247,338, respectively, under the Management Agreement.


Service Corp. has agreed to pay the Fund's organizational costs and to provide and pay the compensation for the Fund's officers and employees, to provide and pay for office space and facilities required for its operation and generally to provide and pay for the general administration and operation of the Fund, including its compliance obligations under state and federal laws and regulations (but excluding interest, taxes, brokerage and extraordinary expenses and fees payable under the Investment Advisory Agreement and Management
  Agreement,  all of which are payable by the Fund).

Custodian


The Fund has appointed U.S. Bank, N.A., (formerly Firstar Bank, N.A.), ("Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, as the Fund's custodian. The Custodian will receive and credit to the account of the Fund all checks payable to the Fund and all wire transfers to the Fund. The Custodian will hold all portfolio securities and other assets owned by the Fund. Compensation for such services will be paid by Service Corp.



Auditors


The Fund has selected the firm of Deloitte & Touche, LLP as the independent a uditors for the Fund for the fiscal year ending December 31, 2002. The Auditors' principal business address is: 1700 Courthouse Plaza Northeast, Dayton, Ohio 45402.


It is expected that such independent public accountants will audit the annual financial statements of the Fund, assist in the preparation of the Fund's federal and state tax returns and advise the Fund as to accounting matters.



PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the policies established by the Board of Trustees of the Fund, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In executing such transactions, the Adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulties of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While thebAdviser generally seeks reasonably competitive commission rates, for the reasons stated in the prior sentence, the Fund will not necessarily be paying the lowest commission or spread available.


The Adviser may consider (a) provision of research, statistical and other information to the Fund or to the Adviser, and (b) the occasional sale by a broker-dealer of Fund shares as factors in the selection of qualified broker-dealers who effect portfolio transactions for the Fund so long as the Adviser's ability to obtain the best net results for portfolio transactions of the Fund is not diminished. Such research services include supplemental research, securities and economic analyses, and statistical services and information with respect to the availability of securities or purchaser or seller of securities. Such research services may also be useful to the Adviser in connection with its services to other clients. Similarly, research services provided by brokers serving such other clients may be useful to the Adviser in connection with its services to the Fund. Although this information and the occasional sale by a broker-dealer of Fund shares is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. It is the opinion of the Board of Trustees and the Adviser that the review and study of this information and the occasional sale by a broker-dealer of Fund shares will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Investment Advisory Agreement. The Fund is not authorized to pay brokerage commissions which are in excess of those which another qualified broker would charge solely by reason of brokerage, research or occasional sales services provided. Due to research services provided by brokers, the Fund directed to brokers $58,199,793 (on which commissions were $95,836) during the fiscal year ended December 31, 2001.

For the Fund's fiscal years ended December 31, 1999, 2000, and 2001 the Fund paid $42,400, $43,291, and $95,836, respectively, in brokerage commissions. Of this amount for each year approximately 100% was paid to firms which provided either research, statistical or other information to the Fund or the Adviser.


To the extent that the Fund and other clients of the Adviser seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client purchases or sells the same security on a given date, the purchases and sales will be allocated by the Adviser in a manner that is fair and equitable to all parties involved.

The Trust and the Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.



DESCRIPTION OF SHARES AND TAXES

Shareholders have equal voting rights on all matters submitted for shareholder vote. The Declaration of Trust limits the matters requiring a shareholder vote to the election or removal of Trustees, pproval of certain contracts of t he Fund such as the Investment Advisory Agreement with Adviser, approval of the termination or reorganization of the Fund and certain other matters described in such Declaration.

Shareholders have neither any preemptive rights to subscribe for additional shares nor any cumulative voting rights. In the event of a liquidation, shareholders of the Fund are entitled to receive the excess of the assets of the Fund over the liabilities of the Fund in proportion to the shares of the Fund held by them.

The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains.



FINANCIAL STATEMENTS


The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001.

PC&J PERFORMANCE FUND



PART C.  OTHER INFORMATION
         -----------------


Item 23. Exhibits

         (a)      Articles of Incorporation

                  (i) Copy of Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.

                  (ii) Copy of Amendment No. 1 to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.

                  (iii) Copy of Amendment No. 2 to Registrant's Declaration of Trust, which filed as an Exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.

         (b)      By-Laws

                  (i)      Copy  of  Registrant's   By-Laws,   which  was filed
                           as an Exhibit to Registrant's Post-Effective Amendment No.16, is hereby incorporated by reference.

                  (ii) Copy of Amendment No. 1 to Registrant's By-laws, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.

         (c) Instruments Defining Rights of Security Holders - None other than in the Declaration of Trust, as amended, and By-Laws, as amended, of the Registrant.

         (d)      Investment Advisory Contracts

                  (i) Copy of Registrant's Investment Advisory Agreement with its Adviser, Parker Carlson & Johnson, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.

                  (ii) Amendment No. 1 to Registrant's Investment Advisory Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.

                  (iii) Copy of Registrant's Management and Transfer Agent Agreement with PC&J Service Corp., which was filed as an Exhibit to Registrant's Post-Effective Amendment No.16, is hereby incorporated by reference.

                  (iv) Amendment No. 1 to Registrant's Management and Transfer Agent Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No 16, is hereby incorporated by reference.

                  (v) Amendment No. 2 to Registrant's Management and Transfer Agent Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.

                  (vi) Amendment No. 3 to Registrant's Management and Transfer Agent Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No.16, is hereby incorporated by reference.

         (e)      Underwriting Contracts - None.

         (f)      Bonus or Profit Sharing Contracts - None.


         (g) Custodian Agreements. Copy of Registrant's Agreement with the Custodian, U.S. Bank, N.A., formerly Firstar Bank, N.A., Cincinnati, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.


         (h)      Other Material Contracts - None.

         (i)      Legal Opinion.


                  (i)      Opinion and consent of Thompson Hine L.L.P.


         (j) Other Opinions. Consent of Deloitte & Touche LLP is filed herewith.

         (k)      Omitted Financial Statements - None.

         (l) Initial Capital Agreements. Copy of Letter of Initial Stockholder, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.


         (m)      Rule 12b-1 Plan. - None.


         (n)      Rule 18f-3 Plan - None.

         (o)      Reserved.

         (p)      Code of Ethics.

                  (i) Registrant's Code of Ethics, which was filed as an Exhibit to Registrant's Post-Effective Amendment No.19, is hereby incorporated by reference.

                  (ii) Advisor's Code of Ethics, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 19, is hereby incorporated by reference.

         (q)      Power of Attorney.

                  (i) Power of Attorney for Registrant and Certificate with respect thereto, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 16, are hereby incorporated by reference.

                  (ii) Powers of Attorney for Trustees and Officers of Registrant, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 16, are hereby incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with the Registrant
-------- -----------------------------------------------------------------

                  None.

Item 25. Indemnification

         (a) Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and Trustees as follows:

                  Section 6.4 Indemnification of Trustees, Officers, etc. The Fund shall indemnify each of its Trustees and officers (including persons who serve at the Fund's request as directors, officers or trustees of another organization in which the Fund has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Fund or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Fund or its shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified is not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Fund as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a legal opinion.

                  Section 6.5 Advances of Expenses. The Fund shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or
                  (iii) a majority of a quorum of the disinterested non-party Trustees of the Fund, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered
                  Person   ultimately   will  be  found   entitled  to
                  indemnification.

                  Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article VI shall affect any rights to indemnification to which personnel of the Fund, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Fund to purchase and maintain liability insurance on behalf of any such person.

                  The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

         (b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and its Adviser, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Declaration of Trust of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser

                  None.

Item 27. Principal Underwriters

                  None.

Item 28. Location of Accounts and Records

                  Kathleen A. Carlson, 300 Old Post Office, 120 West Third Street, Dayton, Ohio 45402, has been charged with the responsibility of maintaining physical possession of each account, book or other document required to be maintained by
                  Section 31(a) to the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29. Management Services Not Discussed in Parts A or B
-------- -------------------------------------------------

                  None.

Item 30. Undertakings

                  None.

                                                         SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Dayton, and State of Ohio on this _30_ day of April, 2002


                                         PC&J PERFORMANCE FUND


                                         By:       / s /
                                            ----------------------------------
                                            JAMES M. JOHNSON, Attorney-In-Fact



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

    Signature                            Capacity



Leslie 0. Parker III     President, Trustee       )
                         and Principal            )
                         Executive                )
                         Officer                  )
                                                  )
Kathleen A. Carlson      Treasurer, Trustee,      )
                         Principal Financial      )
                         and Accounting           )
                         Officer                  )  By:______/ s /____________
                                                  )        James M. Johnson,
James M. Johnson         Secretary and            )        Attorney-in-Fact
                         Trustee                  )
                                                  )          April_30_, 2002
Donald N. Lorenz           Trustee                )
                                                  )
Thomas H. Rodgers          Trustee                )

                                                        EXHIBIT INDEX



EXHIBIT


Opinion and Consent of Thompson Hine L.L.P...........................Ex-99.23.i
Consent of Deloitte & Touche LLP.....................................Ex-99.23.j